WESTPORT
BANK & TRUST

                                FIRST AMENDMENT
                                       TO
                                  TRUST UNDER
                        THE WESTPORT BANK & TRUST COMPANY
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


      This Agreement (this "First Amendment") is dated as of the 20th day of June, 1996, by and between The Westport Bank & Trust Company ("Company") and People's Bank ("Trustee").

      WHEREAS, Company and Trustee have heretofore entered into an Agreement dated November 13, 1995, (the "Trust Agreement"); and

      WHEREAS, pursuant to Section 12(a) of the Trust Agreement, the Company and Trustee may amend the Trust Agreement by a written instrument executed by both parties; and

      WHEREAS, Company and Trustee desire to amend the Trust Agreement as set out in this First Amendment to conform the definition of "Change of Control" for purposes of the Trust Agreement to the definition of such term in The Westport Bank & Trust Company Supplemental Executive Retirement Plan, as amended; and

      WHEREAS, this First Amendment has been approved by the Board of Directors of Company,

      NOW, THEREFORE, the parties do hereby AGREE that the Trust Agreement is amended as follows, effective immediately:

      1. Section 13(d) of the Trust Agreement is hereby amended to read in its entirety as follows:

            (d) For purposes of this Trust, Change in Control shall mean and be deemed to have occurred if:

                    (i) 25 percent or more of ownership, control, power to vote, or beneficial ownership of any class of voting securities of Westport Bancorp, Inc., a Delaware corporation ("Bancorp"), is acquired by any person, either directly or indirectly or acting through one or more persons;

                    (ii) any person (other than any person named as a proxy in connection with any solicitation on behalf of the Board of Directors of Bancorp) holds revocable or irrevocable proxies, as to the election or removal of three or more directors of Bancorp, for 25 percent or more of the total number of voting shares of Bancorp.

                    (iii) any  person has  received  all  applicable  regulatory approvals to acquire control of Bancorp;

                    (iv) any person has commenced a cash tender or exchange offer, or entered into an agreement or received an option, to acquire beneficial ownership of 25 percent or more of the total number of voting shares of Bancorp, whether or not any requisite regulatory approval for such acquisition has been received, provided that a Change of Control will not be deemed to have occurred under this clause (iv) unless the Board of Directors of Bancorp has made a determination that such action constitutes or will constitute a Change of Control;

                    (v) as the result of, or in connection with, any cash tender or exchange offer, merger, or other business combination, sale of assets or contested election, or any combination of the foregoing transaction, (A) the persons who were directors of Bancorp before such transaction shall cease to constitute at least a majority of the Board of Directors of Bancorp or its successor or (B) the persons who were stockholders of Bancorp immediately before such transaction do not own more than 50 percent of the outstanding voting stock of Bancorp or its successor immediately after such transaction; or

                   (vi) Bancorp's beneficial ownership of the total number of voting shares of Company is reduced to less than 50 percent.

            For purposes of this Section, a "person" includes an individual, corporation, partnership, trust, association, joint venture, pool, syndicate, unincorporated organization, joint-stock company or similar organization or entity or group acting in concert. A person for these purposes shall be deemed to be a "beneficial owner" as that term is used in Rule 13d-3 under the Securities Exchange Act of 1934.




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

     2. In all other respects, the Trust Agreement shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment, or caused this First Amendment to be duly executed on their behalf, as of the date and year first above written.



                                        Company:

                                        THE WESTPORT BANK & TRUST
Attest:                                 COMPANY





/s/John J. Henchy                       By /s/Michael H. Flynn
- ----------------------                     ---------------------------
Secretary                                  Michael H. Flynn
                                           President and Chief Executive Officer




                                        Trustee:

Attest:                                 PEOPLE'S BANK





/s/Richard E. Brown III                  By /s/William J. Pieper
- -------------------------                  ------------------------------
Title: VP Human Resources                Its: VP & Sr. Trust Officer
      -------------------                     ---------------------------








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